UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2019

Brian C. Janssen

New World Fund, Inc.

6455 Irvine Center Drive

Irvine, California, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Annual report for the year ended October 31, 2019

Capturing the
growth potential
of developing
economies

Beginning January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, we intend to no longer mail paper copies of the fund’s shareholder reports, unless specifically requested from American Funds or your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Capital Group website (capitalgroup.com); you will be notified by mail and provided with a website link to access the report each time a report is posted. If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. If you prefer to receive shareholder reports and other communications electronically, you may update your mailing preferences with your financial intermediary, or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

You may elect to receive paper copies of all future reports free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you may inform American Funds that you wish to continue receiving paper copies of your shareholder reports by contacting us at (800) 421-4225. Your election to receive paper reports will apply to all funds held with American Funds or through your financial intermediary.

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For more than 85 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2019 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	1.26%	3.83%	5.36%

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 1.03% for Class A shares as of the prospectus dated January 1, 2020 (unaudited). The expense ratio is restated to reflect current fees.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

6	The value of a long-term perspective

7	Summary investment portfolio

11	Financial statements

34	Board of directors and other officers

Fellow investors:

Stocks in developing countries advanced during New World Fund’s fiscal year ended October 31, 2019, withstanding bouts of volatility tied to global trade tensions, an overall slowdown in the global economy and a strong U.S. dollar.

Boosted by its selection of stocks in China, India and Brazil, New World Fund far outpaced both of its benchmarks. The fund rose 19.15% for the 12-month reporting period, assuming reinvestment of the dividend of 58 cents a share and capital gain of 71 cents a share paid in December 2018.

By comparison, the fund’s primary benchmark — the unmanaged MSCI ACWI (All Country World Index) — gained 12.59%, while the unmanaged MSCI Emerging Markets (EM) Index climbed 11.86%.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: stocks of companies based in the developing world; stocks of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of developing-country issuers.

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets.

This year marked New World Fund’s 20th anniversary. As can be seen in the table on page 1, the fund’s lifetime results compare favorably to the MSCI ACWI, which represents the range of investable companies, and the MSCI EM Index, the closest benchmark to the fund’s objective of benefiting from significant exposure to developing economies and markets.

Results at a glance

For periods ended October 31, 2019, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since 6/17/99)

New World Fund (Class A shares)	19.15%	5.49%	6.44%	7.89%
MSCI ACWI (All Country World Index)	12.59	7.08	8.81	4.89
MSCI EM (Emerging Markets) Index	11.86	2.93	3.78	7.12
J.P. Morgan Emerging Markets Bond Index Global Diversified	14.35	5.44	6.90	9.15

Because New World Fund invests in companies based in both the developed and developing worlds as well as emerging markets bonds, it uses the MSCI ACWI (All Country World Index), MSCI EM (Emerging Markets) Index and J.P. Morgan Emerging Markets Bond Index Global Diversified as benchmarks. MSCI ACWI and MSCI EM Index results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates, who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: http://www.jpmorgan.com/pages/jpmorgan/ib/girg.

New World Fund	1

Where the fund’s assets are invested

Geographical distribution of net assets on October 31, 2019

Developed-country equities	51.3%

The Americas
United States	19.9
Canada	1.1

Asia
Japan	4.9
Hong Kong	3.8
Taiwan	2.3
South Korea	1.6
Australia	1.0

Europe
France	5.0
United Kingdom	3.5
Switzerland	2.1
Germany	1.6
Netherlands	1.5
Denmark	.9
Spain	.8
Italy	.5
Belgium	.2
Portugal	.2
Norway	.1
Sweden	.1
Finland	.1

Africa/Middle East
Israel	.1

Developing-country equities	36.5%

The Americas
Brazil	8.2
Mexico	.8
Argentina	.1

Asia
China	13.0
India	8.5
Philippines	.8
Indonesia	.7
Thailand	.2
Vietnam	.2

Europe
Russian Federation	1.7
Greece	.4
Turkey	.3
Hungary	.1

Africa/Middle East
South Africa	1.4
United Arab Emirates	.1

Developing-country bonds	3.4%

The Americas
Dominican Republic	.2
Argentina	.2
Panama	.1
Republic of Colombia	.1
Honduras	.1
Paraguay	.1
Brazil	.1

Asia
Indonesia	.2
Sri Lanka	.2
Pakistan	.1
Kazakhstan	.1

Europe
Russian Federation	.2
Ukraine	.2
Turkey	.2
Romania	.1

Africa/Middle East
Egypt	.2
Nigeria	.1
Kenya	.1
Qatar	.1
Oman	.1
Iraq	.1
Gabon	.1
Ethiopia	.1
Jordan	.1
Saudi Arabia	.1
Cameroon	.1

Short-term securities & other assets less liabilities	8.8%

Total	100.0%

2	New World Fund

Market review

Global equity markets ended the 12-month period higher, helped by a shift in monetary policies around the world. Numerous central banks in developed and developing markets cut rates in a bid to counter the damaging effects of rising trade tariffs and declining manufacturing activity. The period was volatile, however. At times, stocks were pressured by the uncertain prospects of a U.S.-China trade agreement, softening economic data in Europe and China, and doubts about the United Kingdom’s exit from the European Union, commonly known as Brexit.

During the period, most emerging markets currencies slightly weakened against the dollar. The Argentine peso plunged more than 39% after market-friendly President Mauricio Macri trailed in the August primary election and eventually lost the general election in late October. In debt markets, sovereign bonds issued in U.S. dollars gained 14.35% overall, with some of the strongest returns from those issued by Brazil, Indonesia and several African countries.

Chinese stocks rose 12.90% despite trade tensions with the U.S. The consumer staples, real estate and information technology sectors advanced the most. As the economy slowed, China’s government took steps to boost market confidence, including easing credit for infrastructure projects, lowering reserve requirements for banks to help boost lending, and cutting taxes for businesses and individuals. Overall, China’s growth slowed to 6% on an annualized basis in the July–September quarter.

Indian equities increased 17.46% as Prime Minister Narendra Modi was overwhelmingly re-elected in May and India’s central bank cut rates several times. However, India’s fast-growing economy slowed considerably after a liquidity crunch among nonbank lenders hurt consumer spending. The government’s implementation of a new sales tax system also experienced difficulties. In a surprise move, the government on September 20 cut the country’s corporate tax rate to 22% from 30% in a bid to jump-start growth and revive corporate spending.

Brazilian stocks climbed 13.21%. Legislators approved a landmark pension reform bill in late October after previous attempts had failed in recent years. It was a major victory for first-year President Jair Bolsonaro, who also seeks to gain support for other fiscal and economic reforms to revive growth. Brazil’s economy, Latin America’s largest, has struggled since emerging from a long recession in 2017.

Inside the portfolio

The fund’s stock selection among companies based in India boosted portfolio returns.

Shares of private-sector banks Kotak Mahindra Bank and HDFC Bank both advanced on increasing profits, strong loan growth and stable credit quality. Both banks have accelerated market share gains, benefiting from loan troubles at state-owned banks and non-bank financial lenders. Shares of conglomerate Reliance Industries rallied on the continued momentum of its Jio telecommunications network, which has grown into one of the world’s largest since launching in 2016; Jio now has approximately 350 million users. Reliance also laid plans for its next phase of growth, which includes an e-commerce platform for small businesses and a broadband network.

Several Chinese holdings were significant contributors to portfolio returns. Shares of liquor company Kweichow Moutai soared on strong domestic demand for its white liquor known as baijiu. Investments in natural gas utitilies had a positive impact on returns. ENN Energy shares advanced on rising sales of natural gas to commercial and residential customers and China’s campaign to reduce the use of coal.

Another top contributor was Brazil-based JBS, whose shares rallied on increased demand for its meat products, improved financial results and moves to reduce debt. JBS benefited from strengthening pork demand as a swine fever epidemic dramatically reduced the hog population in China, the world’s top producer and consumer of pork.

In contrast, investments in several mining companies detracted from the fund’s results. Declines in industrial output in certain parts of the world and global trade frictions hurt the sector and affected prices for industrial metals.

New World Fund	3

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by domicile (%)

	Country/Region	Fund	Index
■	United States	23%	55%
■	Canada	1	3
■	Europe	19	19
■	Japan	6	7
■	Asia-Pacific ex. Japan	5	4
■	Emerging Markets	46	12
	Total	100%	100%

Equity portion breakdown by revenue (%)

	Country/Region	Fund	Index
■	United States	20%	41%
■	Canada	1	3
■	Europe	14	16
■	Japan	5	7
■	Asia-Pacific ex. Japan	3	4
■	Emerging Markets	57	29
	Total	100%	100%

Source: Capital Group (as of October 31, 2019).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets.

All figures include convertible securities.

Shares of Brazilian iron ore giant Vale slumped following a deadly dam collapse at one of its mines in January. Vale stopped mining at several locations in the wake of the tragic event, and suspended its dividend and share buybacks. The company was further hurt by a decline in iron ore prices that began in July on expectations of weaker steel demand from China.

Canadian-based First Quantum Minerals also weighed on portfolio returns. The company was affected by lower copper prices and regulatory uncertainty in Zambia, where it operates two mines.

Denmark-based Chr. Hansen, which develops bacterial and probiotic cultures used by makers of dairy and food products, was another leading detractor. Its shares slumped, hurt by slower growth in China and Latin America.

As of October 31, 2019, equities in developing countries accounted for 36.5% of the fund’s net assets; bonds were 3.4% of assets; and equities in developed countries represented 51.3%. Holdings in cash and cash-like securities amounted to 8.8%. This position is a reflection of decisions made by individual portfolio managers to hold cash as part of their investment strategy.

Looking forward

As of this writing, there remains uncertainty about the pace of global growth and the near- and long-term ramifications of ongoing negotiations between the U.S. and China regarding trade and intellectual property issues for technology products.

4	New World Fund

Portfolio managers remain focused on companies addressing broader secular trends with long runways for growth in emerging markets, and companies with dominant market share positions that have strong balance sheets. While markets are likely to experience some volatility, we believe the growth of mobile commerce and an expanding consumer class in Asia that seeks a higher quality of life are sustainable trends.

Currently, managers have significant exposure to technology-oriented and consumer-focused companies based in China, the U.S. and greater Asia. Investments are largely in companies that managers believe can prosper from the growth of mobile, internet-connected services and increased cloud computing. Companies that manufacture or design specialty semiconductors for artificial intelligence and advanced manufacturing processes are also represented in the portfolio.

Managers remain constructive on certain private-sector banks in India even as the economy slows. These banks continue to take market share from less nimble state-run banks and are leveraging technology to deepen their lending and deposit bases in rural areas.

Disruption of traditional banking models is another theme in the portfolio. For example, the fund invests in Brazilian firms that operate payment processing platforms used by micro-and small businesses.

We welcome three new portfolio managers to the fund. Tomonori Tani and Lisa Thompson have joined as equity portfolio managers. Tomonori has been with Capital Group for 15 years and Lisa for 25 years. Kirstie Spence, with Capital for 23 years, has joined as a fixed income portfolio manager.

We thank you for the trust you have placed in us and for your continued investment in the fund, and look forward to reporting to you again in six months.

Cordially,

Nicholas J. Grace
Co-President

Jonathan Knowles
Co-President

Robert W. Lovelace
Co-President

December 12, 2019

For current information about the fund, visit capitalgroup.com.

New World Fund	5

The value of a long-term perspective

How a $10,000 investment has grown (for the period June 17, 1999, to October 31, 2019)

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[3]	Includes reinvested dividends and reinvested capital gains distributions.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2019)*

	1 year	5 years	10 years

Class A shares	12.30%	4.25%	5.81%

*	Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit capitalgroup.com for more information.

6	New World Fund

Summary investment portfolio October 31, 2019

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	19.93%
China	13.13
Eurozone*	10.28
India	8.48
Brazil	8.22
Japan	4.93
Hong Kong	3.84
United Kingdom	3.51
Taiwan	2.31
Other countries	16.55
Short-term securities & other assets less liabilities	8.82
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 85.10%	Shares	Value (000)
Information technology 16.36%
Taiwan Semiconductor Manufacturing Co., Ltd.	71,845,500	$704,518
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	72,282
Microsoft Corp.	5,301,900	760,133
Mastercard Inc., Class A	2,005,800	555,226
PagSeguro Digital Ltd., Class A1	11,540,666	427,928
Broadcom Inc.	1,178,700	345,182
Samsung Electronics Co., Ltd.	7,892,895	341,916
Keyence Corp.	519,100	330,813
Micron Technology, Inc.[1]	6,544,800	311,205
StoneCo Ltd., Class A1	8,245,699	303,359
ASML Holding NV	1,106,455	289,997
Visa Inc., Class A	1,565,700	280,041
Adobe Inc.[1]	840,500	233,600
PayPal Holdings, Inc.[1]	2,230,000	232,143
Other securities		1,646,713
		6,835,056

Financials 12.53%
Kotak Mahindra Bank Ltd.	33,615,235	746,202
AIA Group Ltd.	63,748,200	638,218
HDFC Bank Ltd.	33,655,358	583,795
HDFC Bank Ltd. (ADR)	778,000	47,528
B3 SA - Brasil, Bolsa, Balcao	29,210,600	352,377
Sberbank of Russia PJSC (ADR)	19,185,125	282,029
Bank Central Asia Tbk PT	121,663,200	272,587
Capitec Bank Holdings Ltd.	2,369,757	215,322
Bajaj Finance Ltd.	3,388,000	192,381
Ping An Insurance (Group) Co. of China, Ltd., Class H	16,424,199	190,213
Other securities		1,711,447
		5,232,099

Consumer discretionary 11.37%
Alibaba Group Holding Ltd. (ADR)[1]	3,679,865	650,122
LVMH Moët Hennessy-Louis Vuitton SE	743,885	317,343
MercadoLibre, Inc.[1]	546,800	285,167
EssilorLuxottica	1,544,546	235,656
Marriott International, Inc., Class A	1,825,500	231,017
Other securities		3,030,378
		4,749,683

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Health care 8.74%
AstraZeneca PLC	3,011,700	$292,630
Thermo Fisher Scientific Inc.	803,020	242,496
Abbott Laboratories	2,306,500	192,847
Other securities		2,923,213
		3,651,186

Industrials 7.15%
Airbus SE, non-registered shares	3,283,770	470,324
CCR SA, ordinary nominative	69,039,982	283,011
Shanghai International Airport Co., Ltd., Class A	20,077,002	217,596
Nidec Corp.	1,284,000	191,250
Other securities		1,824,413
		2,986,594

Communication services 6.38%
Alphabet Inc., Class C1	407,036	512,910
Alphabet Inc., Class A1	118,464	149,123
Tencent Holdings Ltd.	13,143,200	538,076
Facebook, Inc., Class A1	2,674,300	512,530
Activision Blizzard, Inc.	4,088,307	229,068
Other securities		722,105
		2,663,812

Materials 6.29%
Vale SA, ordinary nominative	16,643,362	195,877
Vale SA, ordinary nominative (ADR)	15,974,175	187,537
Other securities		2,242,484
		2,625,898

Energy 5.75%
Reliance Industries Ltd.	41,956,028	866,197
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	24,047,487	390,531
Royal Dutch Shell PLC, Class B	5,982,465	171,882
Royal Dutch Shell PLC, Class B (ADR)	349,700	20,384
Other securities		954,585
		2,403,579

Consumer staples 5.62%
Nestlé SA	2,732,013	291,673
Kweichow Moutai Co., Ltd., Class A	1,652,015	277,084
Other securities		1,780,192
		2,348,949

Utilities 3.15%
ENN Energy Holdings Ltd.	43,541,100	498,981
China Gas Holdings Ltd.	86,136,466	367,698
China Resources Gas Group Ltd.	46,710,000	281,955
Other securities		167,740
		1,316,374

Real estate 1.76%
Other securities		734,715

Total common stocks (cost: $26,049,984,000)		35,547,945

Preferred securities 2.00%
Financials 0.73%
Itaú Unibanco Holding SA, preferred nominative (ADR)	15,195,500	137,215
Itaú Unibanco Holding SA, preferred nominative	11,261,094	101,730
Other securities		66,750
		305,695

Energy 0.21%
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	2,950,100	44,517
Petróleo Brasileiro SA (Petrobras), preferred nominative	5,697,200	43,171
		87,688

8	New World Fund

Other 1.06%	Shares	Value (000)
Other securities		$442,922

Total preferred securities (cost: $560,225,000)		836,305

Rights & warrants 0.78%
Health care 0.68%
WuXi AppTec Co., Ltd., Class A, warrants, expire 2020[2,3]	16,376,220	209,113
Other securities		73,813
		282,926

Consumer staples 0.10%
Other securities		41,442

Total rights & warrants (cost: $198,589,000)		324,368

Bonds, notes & other debt instruments 3.30%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 3.06%
Other securities		1,279,874

Corporate bonds & notes 0.24%
Energy 0.07%
Petrobras Global Finance Co. 6.85%–8.75% 2026–2115	$19,140	23,976
Other securities		5,886
		29,862
Other 0.17%
Other securities		68,515

Total corporate bonds & notes		98,377

Total bonds, notes & other debt instruments (cost: $1,339,861,000)		1,378,251

Short-term securities 8.88%	Shares
Money market investments 8.67%
Capital Group Central Cash Fund 1.92%[4]	36,193,419	3,619,704

	Principal amount (000)
Other short-term securities 0.21%
Other securities		89,483

Total short-term securities (cost: $3,754,417,000)		3,709,187
Total investment securities 100.06% (cost: $31,903,076,000)		41,796,056
Other assets less liabilities (0.06)%		(25,797)

Net assets 100.00%		$41,770,259

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

Contract amount				Unrealized depreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2019 (000)
USD48,043	CNH339,829	HSBC Bank	11/27/2019	$(138)

New World Fund	9

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings represent 5% or more of the outstanding voting shares of that company. The value of the fund’s holdings in affiliated companies is included in “Other securities” under the respective industry sectors in the summary investment portfolio. Further details on these holdings and related transactions during the year ended October 31, 2019, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Net realized gain (000)	Net unrealized (depreciation) appreciation (000)	Dividend income (000)	Value of affiliates at 10/31/2019 (000)
Common stocks 0.56%
Industrials 0.00%
International Container Terminal Services, Inc.[5]	109,941,420	—	55,260,420	54,681,000	$89,719	$(19,225)	$10,020	$—

Materials 0.11%
Loma Negra Compania Industrial Argentina SA (ADR)[1]	3,228,688	4,446,700	—	7,675,388	—	(16,379)	—	45,669

Energy 0.45%
Energean Oil & Gas PLC[1]	9,900,000	—	—	9,900,000	—	33,896	—	113,364
Gulf Keystone Petroleum Ltd.	14,566,135	—	—	14,566,135	—	(2,746)	3,167	38,680
Indus Gas Ltd.[1]	10,429,272	—	—	10,429,272	—	3,167	—	37,827
Kosmos Energy Ltd.[5]	18,860,000	7,050,000	25,910,000	—	11,435	(27,631)	3,513	—
								189,871
Total 0.56%					$101,154	$(28,918)	$16,700	$235,540

[1]	Security did not produce income during the last 12 months.
[2]	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Other securities,” was $546,719,000, which represented 1.31% of the net assets of the fund.
[3]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $757,480,000, which represented 1.81% of the net assets of the fund.
[4]	Rate represents the seven-day yield at 10/31/2019.
[5]	Unaffiliated issuer at 10/31/2019.

Key to abbreviations and symbol

ADR = American Depositary Receipts

CNH = Chinese yuan renminbi

USD/$ = U.S. dollars

See notes to financial statements.

10	New World Fund

Financial statements

Statement of assets and liabilities
at October 31, 2019	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $31,518,794)	$41,560,516
Affiliated issuers (cost: $384,282)	235,540	$41,796,056
Cash		934
Cash denominated in currencies other than U.S. dollars (cost: $195,692)		195,412
Receivables for:
Sales of investments	88,383
Sales of fund’s shares	66,790
Dividends and interest	62,222
Other	7,750	225,145
		42,217,547
Liabilities:
Unrealized depreciation on open forward currency contracts		138
Payables for:
Purchases of investments	297,100
Repurchases of fund’s shares	41,418
Investment advisory services	18,061
Services provided by related parties	6,932
Directors’ deferred compensation	2,819
Non-U.S. taxes	79,787
Other	1,033	447,150
Net assets at October 31, 2019		$41,770,259

Net assets consist of:
Capital paid in on shares of capital stock		$30,535,508
Total distributable earnings		11,234,751
Net assets at October 31, 2019		$41,770,259

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 1,000,000 shares,
$.01 par value (605,158 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$12,963,884	187,531		$69.13
Class C	701,166	10,550		66.46
Class T	12	—	*	69.12
Class F-1	1,177,615	17,145		68.68
Class F-2	12,290,887	177,975		69.06
Class F-3	4,351,246	62,788		69.30
Class 529-A	884,395	12,912		68.50
Class 529-C	117,013	1,756		66.62
Class 529-E	38,210	563		67.94
Class 529-T	13	—	*	69.10
Class 529-F-1	86,465	1,262		68.51
Class R-1	28,729	431		66.65
Class R-2	302,865	4,543		66.67
Class R-2E	32,712	480		68.10
Class R-3	606,656	8,918		68.03
Class R-4	835,634	12,160		68.72
Class R-5E	38,079	556		68.56
Class R-5	304,884	4,391		69.43
Class R-6	7,009,794	101,197		69.27

*	Amount less than one thousand.

See notes to financial statements.

New World Fund	11

Statement of operations
for the year ended October 31, 2019	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $45,075; also includes $16,700 from affiliates)	$617,156
Interest (net of non-U.S. taxes of $392)	175,400	$792,556
Fees and expenses*:
Investment advisory services	198,846
Distribution services	51,411
Transfer agent services	43,152
Administrative services	13,022
Reports to shareholders	1,307
Registration statement and prospectus	3,104
Directors’ compensation	663
Auditing and legal	296
Custodian	9,405
State and local taxes	1
Other	2,253
Total fees and expenses before reimbursements	323,460
Less transfer agent services reimbursements	2
Total fees and expenses after reimbursements		323,458
Net investment income		469,098

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $735):
Unaffiliated issuers	1,031,642
Affiliated issuers	101,154
Forward currency contracts	8,507
Currency transactions	(6,014)	1,135,289
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $77,381):
Unaffiliated issuers	5,007,841
Affiliated issuers	(28,918)
Forward currency contracts	(6,438)
Currency translations	(842)	4,971,643
Net realized gain and unrealized appreciation		6,106,932

Net increase in net assets resulting from operations		$6,576,030

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

See notes to financial statements.

12	New World Fund

Statements of changes in net assets
	(dollars in thousands)

	Year ended October 31,
	2019	2018
Operations:
Net investment income	$469,098	$404,722
Net realized gain	1,135,289	481,668
Net unrealized appreciation (depreciation)	4,971,643	(4,145,127)
Net increase (decrease) in net assets resulting from operations	6,576,030	(3,258,737)

Distributions paid to shareholders	(786,789)	(691,469)

Net capital share transactions	2,525,661	3,855,987

Total increase (decrease) in net assets	8,314,902	(94,219)

Net assets:
Beginning of year	33,455,357	33,549,576
End of year	$41,770,259	$33,455,357

See notes to financial statements.

New World Fund	13

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 19 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), five 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	Class 529-C converts to Class 529-A after 10 years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

14	New World Fund

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

New World Fund	15

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2019 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$6,835,056	$—	$—	$6,835,056
Financials	5,165,464	66,635	—	5,232,099
Consumer discretionary	4,749,683	—	—	4,749,683
Health care	3,651,186	—	—	3,651,186
Industrials	2,986,594	—	—	2,986,594
Communication services	2,663,812	—	—	2,663,812
Materials	2,625,898	—	—	2,625,898
Energy	2,403,579	—	—	2,403,579
Consumer staples	2,348,949	—	—	2,348,949
Utilities	1,316,374	—	—	1,316,374
Real estate	579,054	155,661	—	734,715
Preferred securities	836,250	—	55	836,305
Rights & warrants	—	324,368	—	324,368
Bonds, notes & other debt instruments	—	1,378,251	—	1,378,251
Short-term securities	3,619,704	89,483	—	3,709,187
Total	$39,781,603	$2,014,398	$55	$41,796,056

	Other investments*
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$—	$(138)	$—	$(138)

*	Forward currency contracts are not included in the investment portfolio.

16	New World Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than

New World Fund	17

higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $138,437,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of forward currency contracts as of, or for the year ended, October 31, 2019 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$—	Unrealized depreciation on open forward currency contracts	$138

18	New World Fund

		Net realized gain		Net unrealized depreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$8,507	Net unrealized depreciation on forward currency contracts	$(6,438)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts that calls for the fund to either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2019, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Liabilities:
HSBC Bank	$138	$—	$—	$—	$138

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2019, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of

New World Fund	19

investments sold and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2019, the fund reclassified $37,420,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of October 31, 2019, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$478,100
Undistributed long-term capital gains	1,118,711
Gross unrealized appreciation on investments	10,977,510
Gross unrealized depreciation on investments	(1,266,839)
Net unrealized appreciation on investments	9,710,671
Cost of investments	32,085,247

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2019						Year ended October 31, 2018
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$110,855		$135,573		$246,428		$123,643		$125,153		$248,796
Class C	691		8,708		9,399		2,034		8,456		10,490
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	9,446		12,232		21,678		13,479		13,486		26,965
Class F-2	123,476		112,557		236,033		100,893		79,594		180,487
Class F-3	42,105		35,996		78,101		35,197		25,470		60,667
Class 529-A	7,273		9,507		16,780		8,400		8,722		17,122
Class 529-C	54		1,430		1,484		—		1,406		1,406
Class 529-E	244		429		673		300		398		698
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	909		886		1,795		669		575		1,244
Class R-1	29		343		372		86		330		416
Class R-2	466		3,473		3,939		1,131		3,455		4,586
Class R-2E	146		311		457		187		234		421
Class R-3	3,775		7,049		10,824		5,171		6,802		11,973
Class R-4	7,817		9,113		16,930		8,570		8,033		16,603
Class R-5E	223		205		428		80		58		138
Class R-5	5,420		4,708		10,128		3,760		2,910		6,670
Class R-6	71,021		60,319		131,340		59,486		43,301		102,787
Total	$383,950		$402,839		$786,789		$363,086		$328,383		$691,469

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.480% on such assets in excess of $34 billion. On December 12, 2018, the fund’s board of directors approved an amended investment advisory and service agreement effective February 1, 2019, decreasing the annual rate to 0.477% on daily net assets in excess of $44 billion. For the year ended October 31, 2019, the investment advisory services fee was $198,846,000, which was equivalent to an annualized rate of 0.525% of average daily net assets.

20	New World Fund

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2019, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the daily net assets attributable to each share class of the fund. Prior to July 1, 2019, Class A shares paid CRMC an administrative services fee at the annual rate of 0.01% of daily net assets and all other share classes paid a fee at the annual rate of 0.05% of their respective daily net assets. The fund’s board of directors authorized the fund to pay CRMC effective July 1, 2019, an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund (which could increase as noted above) for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

New World Fund	21

For the year ended October 31, 2019, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$30,501	$22,445		$ 2,085		Not applicable
Class C	7,161	1,333		313		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	2,776	1,598		478		Not applicable
Class F-2	Not applicable	12,232		4,623		Not applicable
Class F-3	Not applicable	410		1,583		Not applicable
Class 529-A	1,904	1,389		366		$558
Class 529-C	1,161	196		51		78
Class 529-E	185	32		16		25
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	130		35		53
Class R-1	289	50		13		Not applicable
Class R-2	2,210	1,053		127		Not applicable
Class R-2E	171	62		12		Not applicable
Class R-3	3,037	1,006		263		Not applicable
Class R-4	2,016	849		348		Not applicable
Class R-5E	Not applicable	41		11		Not applicable
Class R-5	Not applicable	193		158		Not applicable
Class R-6	Not applicable	133		2,540		Not applicable
Total class-specific expenses	$51,411	$43,152		$13,022		$714

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $663,000 in the fund’s statement of operations reflects $536,000 in current fees (either paid in cash or deferred) and a net increase of $127,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2019.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2019.

22	New World Fund

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2019

Class A	$984,863	15,458	$242,396		4,338		$(1,556,029)	(24,452)	$(328,770)	(4,656)
Class C	81,971	1,337	9,337		173		(214,094)	(3,468)	(122,786)	(1,958)
Class T	—	—	—		—		—	—	—	—
Class F-1	302,343	4,756	21,445		386		(333,484)	(5,251)	(9,696)	(109)
Class F-2	3,618,621	57,117	227,081		4,078		(2,461,394)	(39,083)	1,384,308	22,112
Class F-3	1,392,150	21,637	73,831		1,323		(696,670)	(10,922)	769,311	12,038
Class 529-A	84,991	1,344	16,772		303		(135,570)	(2,127)	(33,807)	(480)
Class 529-C	12,570	205	1,484		27		(32,388)	(523)	(18,334)	(291)
Class 529-E	3,560	57	672		12		(7,167)	(113)	(2,935)	(44)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	13,540	215	1,791		32		(14,581)	(230)	750	17
Class R-1	6,425	104	371		7		(10,776)	(174)	(3,980)	(63)
Class R-2	56,521	915	3,931		73		(85,132)	(1,384)	(24,680)	(396)
Class R-2E	10,945	173	457		8		(8,488)	(136)	2,914	45
Class R-3	136,068	2,168	10,786		196		(218,087)	(3,460)	(71,233)	(1,096)
Class R-4	200,473	3,167	16,928		305		(233,909)	(3,683)	(16,508)	(211)
Class R-5E	24,338	385	428		8		(7,220)	(112)	17,546	281
Class R-5	206,552	3,323	10,096		180		(237,132)	(3,599)	(20,484)	(96)
Class R-6	1,607,052	24,912	128,959		2,311		(731,966)	(11,624)	1,004,045	15,599
Total net increase (decrease)	$8,742,983	137,273	$766,765		13,760		$(6,984,087)	(110,341)	$2,525,661	40,692

Year ended October 31, 2018

Class A	$1,402,081	20,994	$243,994		3,676		$(1,895,888)	(28,909)	$(249,813)	(4,239)
Class C	145,539	2,254	10,412		162		(208,071)	(3,255)	(52,120)	(839)
Class T	—	—	—		—		—	—	—	—
Class F-1	401,034	6,048	26,715		405		(695,110)	(10,562)	(267,361)	(4,109)
Class F-2	4,076,901	61,689	174,441		2,635		(2,026,287)	(30,695)	2,225,055	33,629
Class F-3	1,275,346	19,181	56,462		851		(457,059)	(6,918)	874,749	13,114
Class 529-A	141,365	2,137	17,116		260		(142,255)	(2,193)	16,226	204
Class 529-C	18,435	286	1,406		22		(62,795)	(978)	(42,954)	(670)
Class 529-E	4,746	73	698		11		(6,463)	(100)	(1,019)	(16)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	33,024	524	1,244		19		(11,542)	(176)	22,726	367
Class R-1	10,053	155	416		7		(11,013)	(171)	(544)	(9)
Class R-2	82,217	1,277	4,579		71		(119,190)	(1,861)	(32,394)	(513)
Class R-2E	14,309	217	421		7		(9,305)	(143)	5,425	81
Class R-3	209,291	3,186	11,929		182		(257,055)	(3,944)	(35,835)	(576)
Class R-4	278,374	4,210	16,603		251		(265,514)	(4,028)	29,463	433
Class R-5E	19,021	288	138		2		(3,088)	(48)	16,071	242
Class R-5	109,880	1,644	6,642		100		(244,060)	(3,669)	(127,538)	(1,925)
Class R-6	2,023,272	30,429	100,970		1,522		(648,392)	(9,819)	1,475,850	22,132
Total net increase (decrease)	$10,244,888	154,592	$674,186		10,183		$(7,063,087)	(107,469)	$3,855,987	57,306

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $14,947,953,000 and $12,874,650,000, respectively, during the year ended October 31, 2019.

New World Fund	23

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2019	$59.37	$.69	$10.36	$11.05	$(.58)	$(.71)	$(1.29)	$69.13	19.15%	$12,964		1.02%		1.02%		1.07%
10/31/2018	66.29	.66	(6.31)	(5.65)	(.63)	(.64)	(1.27)	59.37	(8.73)	11,410		.99		.99		1.00
10/31/2017	53.67	.55	12.55	13.10	(.48)	—	(.48)	66.29	24.66	13,022		1.04		1.04		.94
10/31/2016	51.37	.52	2.08	2.60	(.30)	—	(.30)	53.67	5.10	11,103		1.07		1.07		1.03
10/31/2015	59.28	.49	(5.28)	(4.79)	(.49)	(2.63)	(3.12)	51.37	(8.31)	11,532		1.04		1.04		.89
Class C:
10/31/2019	57.02	.19	10.02	10.21	(.06)	(.71)	(.77)	66.46	18.21	701		1.79		1.79		.30
10/31/2018	63.75	.13	(6.07)	(5.94)	(.15)	(.64)	(.79)	57.02	(9.45)	713		1.79		1.79		.20
10/31/2017	51.60	.08	12.12	12.20	(.05)	—	(.05)	63.75	23.68	851		1.84		1.84		.14
10/31/2016	49.48	.10	2.02	2.12	—	—	—	51.60	4.26	777		1.88		1.88		.21
10/31/2015	57.18	.04	(5.09)	(5.05)	(.02)	(2.63)	(2.65)	49.48	(9.04)	862		1.84		1.84		.08
Class T:
10/31/2019	59.39	.82	10.35	11.17	(.73)	(.71)	(1.44)	69.12	19.39 [5]	—	[6]	.78	[5]	.78	[5]	1.28	[5]
10/31/2018	66.35	.78	(6.32)	(5.54)	(.78)	(.64)	(1.42)	59.39	(8.57)[5]	—	[6]	.79	[5]	.79	[5]	1.18	[5]
10/31/2017[7,8]	57.00	.44	8.91	9.35	—	—	—	66.35	16.40 [5,9]	—	[6]	.85	[5,10]	.85	[5,10]	1.27	[5,10]
Class F-1:
10/31/2019	58.95	.69	10.30	10.99	(.55)	(.71)	(1.26)	68.68	19.16	1,177		1.00		1.00		1.09
10/31/2018	65.85	.65	(6.27)	(5.62)	(.64)	(.64)	(1.28)	58.95	(8.75)	1,017		1.00		1.00		.98
10/31/2017	53.31	.56	12.46	13.02	(.48)	—	(.48)	65.85	24.69	1,407		1.02		1.02		.97
10/31/2016	51.03	.50	2.10	2.60	(.32)	—	(.32)	53.31	5.14	1,172		1.03		1.03		1.00
10/31/2015	58.83	.49	(5.24)	(4.75)	(.42)	(2.63)	(3.05)	51.03	(8.28)	1,594		1.02		1.02		.91
Class F-2:
10/31/2019	59.35	.88	10.32	11.20	(.78)	(.71)	(1.49)	69.06	19.49	12,291		.72		.72		1.37
10/31/2018	66.27	.85	(6.32)	(5.47)	(.81)	(.64)	(1.45)	59.35	(8.49)	9,250		.72		.72		1.28
10/31/2017	53.69	.71	12.53	13.24	(.66)	—	(.66)	66.27	25.02	8,100		.75		.75		1.22
10/31/2016	51.39	.71	2.06	2.77	(.47)	—	(.47)	53.69	5.45	6,392		.76		.76		1.39
10/31/2015	59.34	.64	(5.28)	(4.64)	(.68)	(2.63)	(3.31)	51.39	(8.05)	4,006		.76		.76		1.18
Class F-3:
10/31/2019	59.54	.96	10.34	11.30	(.83)	(.71)	(1.54)	69.30	19.62	4,351		.62		.62		1.48
10/31/2018	66.49	.91	(6.34)	(5.43)	(.88)	(.64)	(1.52)	59.54	(8.40)	3,022		.63		.63		1.38
10/31/2017[7,11]	54.47	.65	11.37	12.02	—	—	—	66.49	22.07 [9]	2,503		.65	[10]	.65	[10]	1.38	[10]
Class 529-A:
10/31/2019	58.83	.65	10.28	10.93	(.55)	(.71)	(1.26)	68.50	19.08	884		1.06		1.06		1.03
10/31/2018	65.72	.62	(6.26)	(5.64)	(.61)	(.64)	(1.25)	58.83	(8.78)	788		1.05		1.05		.95
10/31/2017	53.22	.52	12.43	12.95	(.45)	—	(.45)	65.72	24.60	867		1.09		1.09		.89
10/31/2016	50.93	.49	2.07	2.56	(.27)	—	(.27)	53.22	5.05	709		1.13		1.13		.97
10/31/2015	58.81	.44	(5.23)	(4.79)	(.46)	(2.63)	(3.09)	50.93	(8.38)	709		1.11		1.11		.82

24	New World Fund

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2019	$57.14	$.16	$10.06	$10.22	$(.03)	$(.71)	$(.74)	$66.62	18.18%	$117		1.82%		1.82%		.27%
10/31/2018	63.76	.09	(6.07)	(5.98)	—	(.64)	(.64)	57.14	(9.49)	117		1.83		1.83		.14
10/31/2017	51.64	.06	12.12	12.18	(.06)	—	(.06)	63.76	23.61	173		1.88		1.88		.11
10/31/2016	49.55	.09	2.00	2.09	—	—	—	51.64	4.22	147		1.92		1.92		.18
10/31/2015	57.25	.01	(5.08)	(5.07)	—	(2.63)	(2.63)	49.55	(9.08)	151		1.90		1.90		.03
Class 529-E:
10/31/2019	58.32	.53	10.21	10.74	(.41)	(.71)	(1.12)	67.94	18.86	38		1.26		1.26		.83
10/31/2018	65.17	.48	(6.21)	(5.73)	(.48)	(.64)	(1.12)	58.32	(8.98)	35		1.26		1.26		.73
10/31/2017	52.78	.39	12.35	12.74	(.35)	—	(.35)	65.17	24.34	41		1.30		1.30		.68
10/31/2016	50.50	.38	2.05	2.43	(.15)	—	(.15)	52.78	4.84	33		1.34		1.34		.76
10/31/2015	58.32	.32	(5.19)	(4.87)	(.32)	(2.63)	(2.95)	50.50	(8.57)	33		1.33		1.33		.60
Class 529-T:
10/31/2019	59.37	.79	10.35	11.14	(.70)	(.71)	(1.41)	69.10	19.34 [5]	—	[6]	.82	[5]	.82	[5]	1.24	[5]
10/31/2018	66.33	.75	(6.30)	(5.55)	(.77)	(.64)	(1.41)	59.37	(8.60)[5]	—	[6]	.83	[5]	.83	[5]	1.14	[5]
10/31/2017[7,8]	57.00	.43	8.90	9.33	—	—	—	66.33	16.37 [5,9]	—	[6]	.89	[5,10]	.89	[5,10]	1.23	[5,10]
Class 529-F-1:
10/31/2019	58.90	.80	10.25	11.05	(.73)	(.71)	(1.44)	68.51	19.36	86		.84		.84		1.25
10/31/2018	65.78	.76	(6.26)	(5.50)	(.74)	(.64)	(1.38)	58.90	(8.58)	73		.83		.83		1.15
10/31/2017	53.28	.64	12.43	13.07	(.57)	—	(.57)	65.78	24.85	58		.88		.88		1.10
10/31/2016	50.99	.59	2.07	2.66	(.37)	—	(.37)	53.28	5.28	44		.93		.93		1.17
10/31/2015	58.89	.56	(5.25)	(4.69)	(.58)	(2.63)	(3.21)	50.99	(8.19)	44		.90		.90		1.03
Class R-1:
10/31/2019	57.18	.19	10.05	10.24	(.06)	(.71)	(.77)	66.65	18.23	29		1.78		1.78		.31
10/31/2018	63.93	.14	(6.08)	(5.94)	(.17)	(.64)	(.81)	57.18	(9.44)	28		1.77		1.77		.22
10/31/2017	51.78	.09	12.15	12.24	(.09)	—	(.09)	63.93	23.68	32		1.82		1.82		.15
10/31/2016	49.63	.13	2.02	2.15	—	—	—	51.78	4.33	29		1.83		1.83		.26
10/31/2015	57.35	.06	(5.10)	(5.04)	(.05)	(2.63)	(2.68)	49.63	(9.02)	30		1.81		1.81		.12
Class R-2:
10/31/2019	57.19	.23	10.06	10.29	(.10)	(.71)	(.81)	66.67	18.32	303		1.72		1.72		.37
10/31/2018	63.96	.17	(6.09)	(5.92)	(.21)	(.64)	(.85)	57.19	(9.41)	283		1.72		1.72		.27
10/31/2017	51.79	.14	12.16	12.30	(.13)	—	(.13)	63.96	23.82	349		1.73		1.73		.25
10/31/2016	49.63	.15	2.01	2.16	—	—	—	51.79	4.35	311		1.79		1.79		.31
10/31/2015	57.33	.08	(5.10)	(5.02)	(.05)	(2.63)	(2.68)	49.63	(8.98)	313		1.78		1.78		.15
Class R-2E:
10/31/2019	58.48	.42	10.24	10.66	(.33)	(.71)	(1.04)	68.10	18.66	33		1.43		1.43		.66
10/31/2018	65.48	.37	(6.22)	(5.85)	(.51)	(.64)	(1.15)	58.48	(9.13)	25		1.43		1.43		.57
10/31/2017	53.25	.33	12.39	12.72	(.49)	—	(.49)	65.48	24.16	23		1.44		1.44		.56
10/31/2016	51.02	.43	1.99	2.42	(.19)	—	(.19)	53.25	4.76	6		1.45		1.45		.84
10/31/2015	59.26	.33	(5.27)	(4.94)	(.67)	(2.63)	(3.30)	51.02	(8.59)[5]	—	[6]	1.36	[5]	1.36	[5]	.60	[5]

See end of table for footnotes.

New World Fund	25

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class R-3:
10/31/2019	$58.39	$.52	$10.21	$10.73	$(.38)	$(.71)	$(1.09)	$68.03	18.83%	$607		1.28%		1.28%		.82%
10/31/2018	65.26	.47	(6.21)	(5.74)	(.49)	(.64)	(1.13)	58.39	(8.99)	585		1.28		1.28		.71
10/31/2017	52.87	.40	12.36	12.76	(.37)	—	(.37)	65.26	24.35	691		1.30		1.30		.69
10/31/2016	50.60	.39	2.05	2.44	(.17)	—	(.17)	52.87	4.84	513		1.34		1.34		.78
10/31/2015	58.44	.33	(5.20)	(4.87)	(.34)	(2.63)	(2.97)	50.60	(8.57)	466		1.33		1.33		.61
Class R-4:
10/31/2019	59.03	.72	10.29	11.01	(.61)	(.71)	(1.32)	68.72	19.20	836		.97		.97		1.12
10/31/2018	65.95	.68	(6.28)	(5.60)	(.68)	(.64)	(1.32)	59.03	(8.70)	730		.97		.97		1.02
10/31/2017	53.45	.58	12.47	13.05	(.55)	—	(.55)	65.95	24.72	787		.98		.98		1.00
10/31/2016	51.15	.56	2.07	2.63	(.33)	—	(.33)	53.45	5.18	523		1.01		1.01		1.10
10/31/2015	59.06	.51	(5.26)	(4.75)	(.53)	(2.63)	(3.16)	51.15	(8.27)	456		1.00		1.00		.93
Class R-5E:
10/31/2019	58.94	.86	10.25	11.11	(.78)	(.71)	(1.49)	68.56	19.46	38		.76		.76		1.34
10/31/2018	65.92	.86	(6.32)	(5.46)	(.88)	(.64)	(1.52)	58.94	(8.53)	16		.77		.77		1.33
10/31/2017	53.51	.73	12.39	13.12	(.71)	—	(.71)	65.92	24.93	2		.79		.79		1.21
10/31/2016[7,12]	51.81	.59	1.64	2.23	(.53)	—	(.53)	53.51	4.37 [9]	—	[6]	.90	[10]	.89	[10]	1.24	[10]
Class R-5:
10/31/2019	59.67	.89	10.40	11.29	(.82)	(.71)	(1.53)	69.43	19.57	305		.67		.67		1.40
10/31/2018	66.60	.88	(6.35)	(5.47)	(.82)	(.64)	(1.46)	59.67	(8.45)	268		.67		.67		1.32
10/31/2017	53.92	.76	12.58	13.34	(.66)	—	(.66)	66.60	25.11	427		.68		.68		1.30
10/31/2016	51.61	.71	2.09	2.80	(.49)	—	(.49)	53.92	5.49	298		.71		.71		1.40
10/31/2015	59.56	.68	(5.31)	(4.63)	(.69)	(2.63)	(3.32)	51.61	(8.00)	419		.70		.70		1.24
Class R-6:
10/31/2019	59.52	.95	10.35	11.30	(.84)	(.71)	(1.55)	69.27	19.62	7,010		.61		.61		1.48
10/31/2018	66.45	.92	(6.33)	(5.41)	(.88)	(.64)	(1.52)	59.52	(8.38)	5,095		.62		.62		1.39
10/31/2017	53.83	.79	12.54	13.33	(.71)	—	(.71)	66.45	25.16	4,217		.64		.64		1.34
10/31/2016	51.52	.76	2.07	2.83	(.52)	—	(.52)	53.83	5.56	2,661		.65		.65		1.48
10/31/2015	59.47	.70	(5.29)	(4.59)	(.73)	(2.63)	(3.36)	51.52	(7.94)	1,810		.65		.65		1.29

	Year ended October 31,
	2019	2018	2017	2016	2015
Portfolio turnover rate for all share classes[13]	37%	36%	37%	30%	41%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC paid a portion of the fund’s transfer agent fees for certain retirement plan share classes.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class R-5E shares began investment operations on November 20, 2015.
[13]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

26	New World Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
December 12, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

New World Fund	27

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2019, through October 31, 2019).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	New World Fund

	Beginning account value 5/1/2019	Ending account value 10/31/2019	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,035.50	$5.18	1.01%
Class A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class C – actual return	1,000.00	1,031.53	9.01	1.76
Class C – assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class T – actual return	1,000.00	1,036.59	3.90	.76
Class T – assumed 5% return	1,000.00	1,021.37	3.87	.76
Class F-1 – actual return	1,000.00	1,035.42	5.08	.99
Class F-1 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class F-2 – actual return	1,000.00	1,036.94	3.65	.71
Class F-2 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-3 – actual return	1,000.00	1,037.56	3.08	.60
Class F-3 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 529-A – actual return	1,000.00	1,035.38	5.34	1.04
Class 529-A – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class 529-C – actual return	1,000.00	1,031.28	9.22	1.80
Class 529-C – assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class 529-E – actual return	1,000.00	1,034.25	6.31	1.23
Class 529-E – assumed 5% return	1,000.00	1,019.00	6.26	1.23
Class 529-T – actual return	1,000.00	1,036.29	4.11	.80
Class 529-T – assumed 5% return	1,000.00	1,021.17	4.08	.80
Class 529-F-1 – actual return	1,000.00	1,036.49	4.21	.82
Class 529-F-1 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class R-1 – actual return	1,000.00	1,031.41	9.01	1.76
Class R-1 – assumed 5% return	1,000.00	1,016.33	8.94	1.76
Class R-2 – actual return	1,000.00	1,031.85	8.66	1.69
Class R-2 – assumed 5% return	1,000.00	1,016.69	8.59	1.69
Class R-2E – actual return	1,000.00	1,033.55	7.18	1.40
Class R-2E – assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class R-3 – actual return	1,000.00	1,034.19	6.41	1.25
Class R-3 – assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class R-4 – actual return	1,000.00	1,035.75	4.87	.95
Class R-4 – assumed 5% return	1,000.00	1,020.42	4.84	.95
Class R-5E – actual return	1,000.00	1,036.90	3.80	.74
Class R-5E – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class R-5 – actual return	1,000.00	1,037.35	3.34	.65
Class R-5 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-6 – actual return	1,000.00	1,037.60	3.08	.60
Class R-6 – assumed 5% return	1,000.00	1,022.18	3.06	.60

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

New World Fund	29

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2019:

Long-term capital gains	$402,839,000
Foreign taxes	$0.07 per share
Foreign source income	$1.34 per share
Qualified dividend income	100%
Corporate dividends received deduction	$86,607,000
U.S. government income that may be exempt from state taxation	$6,865,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2020, to determine the calendar year amounts to be included on their 2019 tax returns. Shareholders should consult their tax advisors.

30	New World Fund

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New World Fund	31

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32	New World Fund

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New World Fund	33

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Elisabeth Allison, 1946	1999	Trustee, Co-Director, The Stanton Foundation	3	None
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	17	América Móvil, SAB de CV; Grupo Lala, SAB de CV; Grupo Sanborns, SAB de CV; Kimberly-Clark de México, SAB de CV
Martin E. Koehler, 1957	2015	Independent management consultant	3	Deutsche Lufthansa AG
Pascal Millaire, 1983	2019	CEO, CyberCube Analytics, Inc. (cyber risk software for insurers); former Vice President and General Manager, Symantec Corporation (cybersecurity company); former President, Fingi, Inc. (enterprise software)	3	None
William I. Miller, 1956 Chairman of the Board (Independent and Non-Executive)	1999	President, The Wallace Foundation	3	Cummins, Inc.
Alessandro Ovi, 1944	2001	Publisher and Editor, Technology Review; President, TechRev.srl	3	Landi Renzo SpA; ST Microelectronics SNV
Josette Sheeran, 1954	2015	President and CEO, Asia Society; United Nations Special Envoy for Haiti	7	None
Amy Zegart, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	3	Kratos Defense & Security Solutions

Interested directors[5,6]

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Carl M. Kawaja, 1964 Senior Vice President	2019	Chairman and Director, Capital Research and Management Company; Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Director, The Capital Group Companies, Inc.[7]	3	None
Joanna F. Jonsson, 1963	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

34	New World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Nicholas J. Grace, 1966 Co-President	2008	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Jonathan Knowles, PhD, 1961 Co-President	2019	Partner — Capital World Investors, Capital International, Inc.[7]
Robert W. Lovelace, 1962 Co-President	1999	Vice Chairman of the Board, The Capital Group Companies, Inc.[7];
President and Director, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Partner — Capital International Investors, Capital Research and Management Company
Walter R. Burkley, 1966 Executive Vice President	2012	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company[7]
Wahid Butt, 1967 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]
Bradford F. Freer, 1969 Senior Vice President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Winnie Kwan, 1972 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Kirstie Spence, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital International Limited[7]; Director, Capital Research Company[7]; Vice President and Director, Capital International Limited[7]
Tomonori Tani, 1977 Senior Vice President	2018	Partner — Capital World Investors, Capital International, Inc.[7]
Lisa Thompson, 1965 Senior Vice President	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[7]
Christopher Thomsen, 1970 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Wahid Butt, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New World Fund	35

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

A complete October 31, 2019, portfolio of New World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2019, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.2 Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Portfolio manager experience as of December 31, 2018.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2018. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results, as of December 31, 2018. Fourteen of our 15 American Funds fixed income funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2018, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on Class A share results without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Elisabeth Allison, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NWF

Registrant:

a) Audit Fees:
2018	$33,000
2019	$145,000

b) Audit-Related Fees:
2018	$9,000
2019	$8,000

c) Tax Fees:
2018	$47,000
2019	$53,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2018	None
2019	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2018	$1,251,000
2019	$1,591,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2018	$5,000
2019	$20,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2018	None
2019	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,367,000 for fiscal year 2018 and $1,674,000 for fiscal year 2019. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

New World Fund®

Investment portfolio

October 31, 2019

Common stocks 85.10% Information technology 16.36%	Shares	Value (000)
Taiwan Semiconductor Manufacturing Co., Ltd.	71,845,500	$704,518
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	1,400,000	72,282
Microsoft Corp.	5,301,900	760,133
Mastercard Inc., Class A	2,005,800	555,226
PagSeguro Digital Ltd., Class A1	11,540,666	427,928
Broadcom Inc.	1,178,700	345,182
Samsung Electronics Co., Ltd.	7,892,895	341,916
Keyence Corp.	519,100	330,813
Micron Technology, Inc.1	6,544,800	311,205
StoneCo Ltd., Class A1	8,245,699	303,359
ASML Holding NV	1,106,455	289,997
Visa Inc., Class A	1,565,700	280,041
Adobe Inc.1	840,500	233,600
PayPal Holdings, Inc.1	2,230,000	232,143
SK hynix, Inc.	2,376,000	167,461
Amadeus IT Group SA, Class A, non-registered shares	1,850,000	136,880
Largan Precision Co., Ltd.	927,066	136,134
Kingdee International Software Group Co. Ltd.	85,017,699	93,524
Cree, Inc.1	1,885,000	89,971
Tokyo Electron Ltd.	421,700	86,203
Accenture PLC, Class A	455,000	84,366
QUALCOMM Inc.	825,000	66,363
Autodesk, Inc.1	432,000	63,660
EPAM Systems, Inc.1	331,500	58,331
Halma PLC	2,195,600	53,284
MediaTek Inc.	3,594,000	48,171
Kingboard Holdings Ltd.	17,245,000	46,106
Amphenol Corp., Class A	424,000	42,540
FleetCor Technologies, Inc.1	135,000	39,720
Inphi Corp.1	535,000	38,456
Intel Corp.	595,300	33,652
Trimble Inc.1	822,200	32,756
WiseTech Global Ltd.	1,635,363	29,502
Hangzhou Hikvision Digital Technology Co., Ltd., Class A	6,306,465	28,998
Logitech International SA	660,000	27,002
Apple Inc.	103,100	25,647
Western Union Co.	1,020,000	25,561
TravelSky Technology Ltd., Class H	10,911,500	24,926
ON Semiconductor Corp.1	1,058,000	21,583
Nokia Corp.	5,431,487	19,951
Network International Holdings PLC1	2,717,765	19,046
Temenos AG	102,000	14,553
Xiaomi Corp., Class B1	10,695,000	12,147
Hexagon AB, Class B	214,400	10,945
Topcon Corp.	753,367	10,506
SAP SE	77,400	10,255
Sabre Corp.	390,400	9,167

New World Fund — Page 1 of 13

Common stocks (continued) Information technology (continued)	Shares	Value (000)
TE Connectivity Ltd.	101,500	$9,084
Atlassian Corp. PLC, Class A1	73,125	8,833
Hamamatsu Photonics KK	193,800	7,591
Elastic NV, non-registered shares1	70,000	5,041
AAC Technologies Holdings Inc.	650,559	4,234
Lumentum Holdings Inc.1	50,300	3,152
Silergy Corp.	51,000	1,411
		6,835,056
Financials 12.53%
Kotak Mahindra Bank Ltd.	33,615,235	746,202
AIA Group Ltd.	63,748,200	638,218
HDFC Bank Ltd.	33,655,358	583,795
HDFC Bank Ltd. (ADR)	778,000	47,528
B3 SA - Brasil, Bolsa, Balcao	29,210,600	352,377
Sberbank of Russia PJSC (ADR)	19,185,125	282,029
Bank Central Asia Tbk PT	121,663,200	272,587
Capitec Bank Holdings Ltd.	2,369,757	215,322
Bajaj Finance Ltd.	3,388,000	192,381
Ping An Insurance (Group) Co. of China, Ltd., Class H	16,424,199	190,213
China Construction Bank Corp., Class H	235,121,000	189,334
ICICI Bank Ltd. (ADR)	6,621,880	86,283
ICICI Bank Ltd.	8,836,563	57,689
UniCredit SpA	10,323,096	130,884
PICC Property and Casualty Co. Ltd., Class H	97,010,000	123,182
Discovery Ltd.	11,969,167	95,259
Moody’s Corp.	413,600	91,277
The People’s Insurance Co. (Group) of China Ltd., Class H	209,971,000	88,694
Bank of China Ltd., Class H	182,859,000	74,908
Prudential PLC	4,250,000	74,238
HDFC Life Insurance Co. Ltd.	8,220,000	72,571
Housing Development Finance Corp. Ltd.	2,366,090	71,117
Türkiye Garanti Bankasi AS1	33,101,700	53,266
IndusInd Bank Ltd.	2,717,123	50,306
Bank of the Philippine Islands	25,303,880	48,369
Eurobank Ergasias SA1	46,290,599	46,878
Banco Bilbao Vizcaya Argentaria, SA	8,492,157	44,733
Hong Kong Exchanges and Clearing Ltd.	1,331,000	41,615
Fairfax Financial Holdings Ltd., subordinate voting shares (CAD denominated)	97,300	41,222
Vietnam Technological and Commercial Joint Stock Bank1,2	36,371,485	39,737
Axis Bank Ltd.2	2,786,000	26,898
Akbank TAS1	17,940,000	21,683
Kasikornbank PCL, foreign registered	4,469,500	20,649
TCS Group Holding PLC (GDR)	683,685	13,004
TCS Group Holding PLC (GDR)3	264,560	5,032
Ping An Insurance (Group) Co. of China, Ltd., Class A	1,346,312	16,863
Standard Chartered PLC (GBP denominated)	1,137,500	10,329
Standard Chartered PLC (HKD denominated)	607,550	5,575
China Renaissance Holdings Ltd.1	6,910,236	13,334
BB Seguridade Participações SA	1,420,000	12,028
Alpha Bank SA1	5,122,000	10,917
Moscow Exchange MICEX-RTS PJSC	6,856,705	10,162
Chubb Ltd.	65,000	9,907

New World Fund — Page 2 of 13

Common stocks (continued) Financials (continued)	Shares	Value (000)
M&G PLC1	3,547,000	$9,823
Remgro Ltd.	321,000	3,681
		5,232,099
Consumer discretionary 11.37%
Alibaba Group Holding Ltd. (ADR)1	3,679,865	650,122
LVMH Moët Hennessy-Louis Vuitton SE	743,885	317,343
MercadoLibre, Inc.1	546,800	285,167
EssilorLuxottica	1,544,546	235,656
Marriott International, Inc., Class A	1,825,500	231,017
Naspers Ltd., Class N	1,267,063	179,918
Hermès International	233,786	168,178
Galaxy Entertainment Group Ltd.	22,545,990	155,803
Meituan Dianping, Class B1	12,857,072	153,659
Kering SA	259,966	147,927
Huazhu Group Ltd. (ADR)	3,487,400	132,033
Sony Corp.	2,146,000	131,653
Fast Retailing Co., Ltd.	194,800	120,950
Ryohin Keikaku Co., Ltd.	5,227,000	117,376
Melco Resorts & Entertainment Ltd. (ADR)	5,428,000	116,919
Jumbo SA	5,625,631	109,800
Booking Holdings Inc.1	45,500	93,219
General Motors Co.	2,469,000	91,748
adidas AG	284,000	87,691
NIKE, Inc., Class B	963,200	86,255
Hyundai Motor Co.	810,999	85,042
Zhongsheng Group Holdings Ltd.	23,910,750	79,489
Prosus NV1	1,148,500	79,199
Sands China Ltd.	13,980,000	69,133
Industria de Diseño Textil, SA	2,032,800	63,368
YUM! Brands, Inc.	608,600	61,901
Midea Group Co., Ltd., Class A	7,607,917	60,016
Wynn Macau, Ltd.	26,016,000	56,707
Ctrip.com Group Ltd. (ADR)1	1,618,900	53,408
Bayerische Motoren Werke AG	584,000	44,753
Maruti Suzuki India Ltd.	399,577	42,586
Domino’s Pizza, Inc.	152,000	41,286
Ferrari NV	249,900	39,981
MakeMyTrip Ltd., non-registered shares1	1,660,000	38,213
Suzuki Motor Corp.	803,000	38,198
Gree Electric Appliances, Inc. of Zhuhai, Class A	4,338,546	36,199
Vivo Energy PLC	18,693,600	29,542
Shangri-La Asia Ltd.	28,650,000	29,433
Wynn Resorts, Ltd.	240,000	29,122
Daimler AG	488,846	28,574
Samsonite International SA	11,577,000	23,846
InterContinental Hotels Group PLC	320,660	19,356
Peugeot SA	666,675	16,878
Eicher Motors Ltd.	48,400	15,379
MGM Resorts International	462,000	13,167
Li Ning Co. Ltd.	3,441,500	11,705
Valeo SA, non-registered shares	258,000	9,594
Lojas Americanas SA, ordinary nominative	2,140,600	8,065

New World Fund — Page 3 of 13

Common stocks (continued) Consumer discretionary (continued)	Shares	Value (000)
IDP Education Ltd.	579,871	$7,115
Hyundai Mobis Co., Ltd.	29,299	5,994
		4,749,683
Health care 8.74%
AstraZeneca PLC	3,011,700	292,630
Thermo Fisher Scientific Inc.	803,020	242,496
Abbott Laboratories	2,306,500	192,847
Carl Zeiss Meditec AG, non-registered shares	1,575,880	171,803
Asahi Intecc Co., Ltd.	6,050,300	167,519
BioMarin Pharmaceutical Inc.1	2,041,279	149,442
Illumina, Inc.1	468,500	138,451
Koninklijke Philips NV (EUR denominated)	3,118,584	136,587
CSL Ltd.	714,000	126,017
Straumann Holding AG	139,073	124,031
Yunnan Baiyao Group Co., Ltd., Class A	9,499,810	116,867
Novartis AG	1,237,150	107,964
Shionogi & Co., Ltd.	1,778,100	107,322
Notre Dame Intermédica Participações SA	7,140,300	106,824
China Biologic Products Holdings, Inc.1	891,795	101,700
Jiangsu Hengrui Medicine Co., Ltd., Class A	7,866,279	101,613
BeiGene, Ltd. (ADR)1	718,800	99,439
bioMérieux SA	1,153,000	94,324
Hypera SA, ordinary nominative	10,747,766	91,974
Novo Nordisk A/S, Class B	1,549,622	84,632
PerkinElmer, Inc.	910,870	78,298
Bayer AG	828,000	64,255
Hugel, Inc.1	193,597	60,736
Medtronic PLC	510,000	55,539
WuXi AppTec Co., Ltd. Class H	4,570,860	55,240
Genomma Lab Internacional, SAB de CV, Series B1	50,708,368	53,538
NMC Health PLC	1,760,000	49,768
Alcon Inc.1	788,000	46,537
Danaher Corp.	309,900	42,710
Merck & Co., Inc.	490,000	42,463
HOYA Corp.	465,000	41,350
Boston Scientific Corp.1	987,000	41,158
WuXi Biologics (Cayman) Inc.1	3,402,992	40,171
Zoetis Inc., Class A	307,500	39,335
Pfizer Inc.	1,018,000	39,061
Teva Pharmaceutical Industries Ltd. (ADR)1	4,398,000	35,844
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,929,251	28,437
Align Technology, Inc.1	112,000	28,257
OdontoPrev SA, ordinary nominative	6,020,000	22,201
Hansoh Pharmaceutical Group Co., Ltd.1	3,135,024	9,562
Grifols, SA, Class B (ADR)	401,870	8,805
Hikma Pharmaceuticals PLC	329,075	8,568
	866,222	4,871
		3,651,186
Industrials 7.15%
Airbus SE, non-registered shares	3,283,770	470,324
CCR SA, ordinary nominative	69,039,982	283,011
Shanghai International Airport Co., Ltd., Class A	20,077,002	217,596
Nidec Corp.	1,284,000	191,250

New World Fund — Page 4 of 13

Common stocks (continued) Industrials (continued)	Shares	Value (000)
Safran SA	1,141,802	$180,639
Adani Ports & Special Economic Zone Ltd.	31,951,877	178,299
Guangzhou Baiyun International Airport Co. Ltd., Class A	51,568,166	134,136
International Container Terminal Services, Inc.	54,681,000	127,907
SMC Corp.	280,499	122,574
Boeing Co.	319,600	108,635
TransDigm Group Inc.	171,800	90,415
Thales SA	714,000	69,790
Edenred SA	1,320,979	69,539
Havells India Ltd.	6,874,000	67,050
Jardine Matheson Holdings Ltd.	1,119,400	63,940
Daikin Industries, Ltd.	407,900	57,527
DSV Panalpina A/S	590,558	57,303
Fortive Corp.	760,000	52,440
Koc Holding AS, Class B	14,750,000	48,322
Cummins Inc.	265,000	45,707
DP World PLC	3,238,000	43,033
Rational AG	51,800	39,430
Wizz Air Holdings PLC1	781,326	38,601
Spirax-Sarco Engineering PLC	371,000	38,086
Deere & Co.	214,200	37,301
Alliance Global Group, Inc.	159,150,300	36,004
Experian PLC	890,000	27,991
Knorr-Bremse AG, non-registered shares	227,000	22,910
Epiroc AB, Class B	1,834,812	19,953
Ayala Corp.	840,710	14,248
Aeroflot - Russian Airlines PJSC	8,465,000	14,112
MISUMI Group Inc.	392,800	9,981
DKSH Holding AG	179,946	8,540
		2,986,594
Communication services 6.38%
Alphabet Inc., Class C1	407,036	512,910
Alphabet Inc., Class A1	118,464	149,123
Tencent Holdings Ltd.	13,143,200	538,076
Facebook, Inc., Class A1	2,674,300	512,530
Activision Blizzard, Inc.	4,088,307	229,068
América Móvil, SAB de CV, Series L (ADR)	10,963,386	173,331
América Móvil, SAB de CV, Series L	3,967,600	3,143
Yandex NV, Class A1	4,446,200	148,459
Vodafone Group PLC	39,298,700	80,125
YY Inc., Class A (ADR)1	1,053,000	59,852
Netflix, Inc.1	190,500	54,752
HUYA, Inc. (ADR)1	1,868,200	41,549
China Tower Corp. Ltd., Class H	134,584,000	29,713
Intouch Holdings PCL, foreign registered	9,823,000	21,471
Bharti Infratel Ltd.	7,893,741	21,112
Electronic Arts Inc.1	218,200	21,034
Sea Ltd., Class A (ADR)1	601,900	17,912
Perusahaan Perseroan (Persero) Telekomunikasi Indonesia Tbk PT, Class B	57,520,000	16,842
SoftBank Group Corp.	421,800	16,366
JCDecaux SA	343,123	9,376
Baidu, Inc., Class A (ADR)1	69,400	7,068
		2,663,812

New World Fund — Page 5 of 13

Common stocks (continued) Materials 6.29%	Shares	Value (000)
Vale SA, ordinary nominative	16,643,362	$195,877
Vale SA, ordinary nominative (ADR)	15,974,175	187,537
First Quantum Minerals Ltd.	21,438,000	181,159
Sika AG	885,828	152,203
Freeport-McMoRan Inc.	13,265,000	130,262
Chr. Hansen Holding A/S	1,631,341	125,222
Gerdau SA (ADR)	37,871,100	124,596
Kansai Paint Co., Ltd.	5,084,400	123,591
Teck Resources Ltd., Class B	6,980,500	110,344
UPL Ltd.	12,901,500	108,491
Fortescue Metals Group Ltd.	16,802,431	103,202
Barrick Gold Corp. (CAD denominated)	2,800,000	48,640
Barrick Gold Corp.	1,341,000	23,280
Rio Tinto PLC	1,376,000	71,546
Arkema SA	592,600	60,567
Shin-Etsu Chemical Co., Ltd.	473,200	53,284
BHP Group PLC	2,478,000	52,475
CCL Industries Inc., Class B, nonvoting shares	1,116,600	45,958
Loma Negra Compania Industrial Argentina SA (ADR)1,4	7,675,388	45,669
Celanese Corp.	365,400	44,268
Air Liquide SA, non-registered shares	323,357	42,952
Akzo Nobel NV	464,888	42,801
Linde PLC	213,200	42,288
Givaudan SA	14,300	41,994
LANXESS AG	612,000	39,793
LafargeHolcim Ltd.	768,624	39,643
Yara International ASA	1,013,000	39,424
Umicore SA	954,279	39,347
Johnson Matthey PLC	950,000	37,779
Koninklijke DSM NV	318,000	37,683
International Flavors & Fragrances Inc.	293,000	35,749
BASF SE	406,900	30,964
SIG Combibloc Group AG	1,997,000	27,612
Air Products and Chemicals, Inc.	118,000	25,165
Alcoa Corp.1	1,024,000	21,289
AngloGold Ashanti Ltd. (ADR)	664,500	14,672
AngloGold Ashanti Ltd.	255,435	5,585
Amcor PLC (CDI)	1,745,000	16,757
Alrosa PJSC	14,296,071	16,612
Dow Inc.	263,500	13,304
Asahi Kasei Corp.	1,162,400	13,041
Asian Paints Ltd.	318,555	8,127
Turquoise Hill Resources Ltd.1	8,281,438	3,458
Evonik Industries AG	64,000	1,688
		2,625,898
Energy 5.75%
Reliance Industries Ltd.	41,956,028	866,197
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)	24,047,487	390,531
Royal Dutch Shell PLC, Class B	5,982,465	171,882
Royal Dutch Shell PLC, Class B (ADR)	349,700	20,384
Royal Dutch Shell PLC, Class A (GBP denominated)	629,878	18,219
Energean Oil & Gas PLC1,4	9,900,000	113,364
Rosneft Oil Co. PJSC (GDR)	14,679,200	97,206
Gazprom PJSC (ADR)	9,950,000	79,640

New World Fund — Page 6 of 13

Common stocks (continued) Energy (continued)	Shares	Value (000)
Galp Energia, SGPS, SA, Class B	4,158,388	$66,228
INPEX Corp.	6,511,000	60,805
Noble Energy, Inc.	2,564,000	49,383
Novatek PJSC (GDR)	207,800	44,469
Ultrapar Participacoes SA, ordinary nominative	9,298,110	43,749
Exxon Mobil Corp.	603,200	40,758
Schlumberger Ltd.	1,205,700	39,414
Gulf Keystone Petroleum Ltd.4	14,566,135	38,680
Indus Gas Ltd.1,4	10,429,272	37,827
BP PLC	5,682,100	36,014
China Oilfield Services Ltd., Class H	23,078,000	32,220
Halliburton Co.	1,649,000	31,743
Baker Hughes Co., Class A	1,387,000	29,682
Oil Search Ltd.	5,008,431	24,720
Chevron Corp.	186,100	21,614
TOTAL SA	227,480	11,958
OMV AG	195,411	11,403
United Tractors Tbk PT	6,250,000	9,651
CNOOC Ltd.	5,900,000	8,855
China Petroleum & Chemical Corp., Class H	12,160,000	6,983
		2,403,579
Consumer staples 5.62%
Nestlé SA	2,732,013	291,673
Kweichow Moutai Co., Ltd., Class A	1,652,015	277,084
Coca-Cola Co.	2,892,500	157,439
Pernod Ricard SA	845,945	156,146
Kirin Holdings Co., Ltd.	5,894,500	125,816
Raia Drogasil SA, ordinary nominative	4,087,000	112,098
Treasury Wine Estates Ltd.	9,220,000	111,672
Carlsberg A/S, Class B	659,721	92,811
Reckitt Benckiser Group PLC	940,800	72,681
United Spirits Ltd.1	7,876,156	69,396
British American Tobacco PLC	1,778,800	62,259
Philip Morris International Inc.	760,000	61,894
Mondelez International, Inc.	1,077,800	56,531
Wal-Mart de México, SAB de CV, Series V (ADR)	1,500,000	45,000
Wal-Mart de México, SAB de CV, Series V	2,595,000	7,788
Unilever NV (EUR denominated)	820,459	48,452
Uni-Charm Corp.	1,134,000	38,738
Godrej Consumer Products Ltd.	3,620,952	37,795
WH Group Ltd.	32,670,000	34,688
Bid Corp. Ltd.	1,420,000	33,127
Anheuser-Busch InBev SA/NV	412,140	33,114
Japan Tobacco Inc.	1,313,300	29,868
CP ALL PCL, foreign registered	10,881,600	28,109
Shoprite Holdings Ltd.	3,064,979	27,466
Emperador Inc.1	197,286,200	27,215
Associated British Foods PLC	938,600	27,064
Thai Beverage PCL	38,964,400	26,206
Herbalife Nutrition Ltd.1	545,700	24,376
Kimberly-Clark de México, SAB de CV, Class A	12,000,000	24,198
Diageo PLC	580,600	23,800
Danone SA	272,455	22,596
Masan Group Corp.1	6,975,420	22,306

New World Fund — Page 7 of 13

Common stocks (continued) Consumer staples (continued)	Shares	Value (000)
Lion Corp.	1,027,500	$21,637
Fomento Económico Mexicano, SAB de CV	2,377,000	21,093
L’Oréal SA, non-registered shares	68,282	19,937
Shiseido Co., Ltd.	210,200	17,456
Asahi Group Holdings, Ltd.	320,700	16,126
Coca-Cola FEMSA, SAB de CV, units	2,882,000	15,837
Budweiser Brewing Co., APAC Ltd.1	4,172,000	15,254
Chongqing Fuling Zhacai Group Co., Ltd., Class A	3,692,645	12,203
		2,348,949
Utilities 3.15%
ENN Energy Holdings Ltd.	43,541,100	498,981
China Gas Holdings Ltd.	86,136,466	367,698
China Resources Gas Group Ltd.	46,710,000	281,955
Equatorial Energia SA, ordinary nominative	2,550,000	64,778
Enel SpA	6,579,776	50,929
AES Corp.	2,505,553	42,720
Neoenergia SA	1,782,000	9,313
		1,316,374
Real estate 1.76%
ESR Cayman Ltd.1,2	70,424,400	155,661
Embassy Office Parks REIT	20,705,205	120,576
American Tower Corp. REIT	538,400	117,414
CK Asset Holdings Ltd.	12,469,000	87,042
Ayala Land, Inc.	88,803,200	84,962
China Overseas Land & Investment Ltd.	18,104,000	57,297
BR Malls Participacoes SA, ordinary nominative	13,492,934	51,644
Longfor Group Holdings Ltd.	8,042,500	33,459
Sun Hung Kai Properties Ltd.	1,757,000	26,660
		734,715
Total common stocks (cost: $26,049,984,000)		35,547,945
Preferred securities 2.00% Financials 0.73%
Itaú Unibanco Holding SA, preferred nominative (ADR)	15,195,500	137,215
Itaú Unibanco Holding SA, preferred nominative	11,261,094	101,730
Banco Bradesco SA, preferred nominative	7,611,600	66,750
		305,695
Industrials 0.46%
GOL Linhas Aéreas Inteligentes SA, preferred nominative1	10,906,600	99,534
GOL Linhas Aéreas Inteligentes SA, preferred nominative (ADR)	944,799	17,167
Azul SA, preferred shares (ADR)1	1,503,263	58,597
Azul SA, preference shares1	1,489,600	19,508
		194,806
Consumer discretionary 0.30%
Volkswagen AG, nonvoting preferred shares	460,000	87,576
Lojas Americanas SA, preferred nominative	7,638,100	38,071
		125,647

New World Fund — Page 8 of 13

Preferred securities (continued) Energy 0.21%	Shares	Value (000)
Petróleo Brasileiro SA (Petrobras), preferred nominative (ADR)	2,950,100	$44,517
Petróleo Brasileiro SA (Petrobras), preferred nominative	5,697,200	43,171
		87,688
Health care 0.16%
Grifols, SA, Class B, nonvoting preferred, non-registered shares	3,009,716	65,389
Consumer staples 0.09%
Henkel AG & Co. KGaA, nonvoting preferred shares	353,500	36,737
Information technology 0.05%
Samsung Electronics Co., Ltd., nonvoting preferred shares	575,000	20,288
Real estate 0.00%
Ayala Land, Inc., preference shares1,2,5	30,910,900	55
Total preferred securities (cost: $560,225,000)		836,305
Rights & warrants 0.78% Health care 0.68%
WuXi AppTec Co., Ltd., Class A, warrants, expire 20202,3	16,376,220	209,113
Aier Eye Hospital Group Co., Ltd., Class A, warrants, expire 20212,3	13,126,917	73,813
		282,926
Consumer staples 0.10%
Foshan Haitian Flavouring and Food Co., Ltd., Class A, warrants, expire 20222,3	2,610,700	41,442
Total rights & warrants (cost: $198,589,000)		324,368
Bonds, notes & other debt instruments 3.30% Bonds & notes of governments & government agencies outside the U.S. 3.06%	Principal amount (000)
Argentine Republic (Argentina Central Bank 7D Repo Reference Rate) 67.42% 20206	ARS17,268	98
Argentine Republic (Badlar Private Banks ARS Index + 2.00%) 55.469% 20226	55,844	296
Argentine Republic 8.28% 20337	$10,333	5,347
Argentine Republic 3.75% 2038 (5.25% on 3/31/2029)8	71,900	29,030
Argentine Republic 6.875% 2048	39,820	15,580
Armenia (Republic of) 7.15% 2025	6,000	6,997
Bahrain (Kingdom of) 6.75% 20293	6,450	7,369
Banque Centrale de Tunisie 6.75% 2023	€1,830	2,067
Banque Centrale de Tunisie 5.625% 2024	5,895	6,452
Banque Centrale de Tunisie 5.75% 2025	$5,575	5,110
Buenos Aires (City of) 8.95% 2021	8,904	8,103
Cameroon (Republic of) 9.50% 2025	19,237	21,171
Colombia (Republic of) 4.50% 2029	13,425	15,023
Colombia (Republic of) 7.375% 2037	10,950	15,549
Dominican Republic 7.50% 2021	7,634	7,967
Dominican Republic 5.50% 20253	12,700	13,589
Dominican Republic 10.375% 2026	DOP289,000	5,620
Dominican Republic 11.00% 2026	121,900	2,417
Dominican Republic 11.00% 2026	61,700	1,232

New World Fund — Page 9 of 13

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Dominican Republic 5.95% 2027	$7,820	$8,612
Dominican Republic 8.625% 20273	4,950	5,959
Dominican Republic 11.25% 2027	DOP274,300	5,492
Dominican Republic 6.00% 20283	$4,360	4,834
Dominican Republic 11.375% 2029	DOP195,700	3,938
Dominican Republic 7.45% 20443	$18,050	21,683
Dominican Republic 7.45% 2044	5,700	6,847
Dominican Republic 6.85% 20453	2,000	2,263
Egypt (Arab Republic of) 16.00% 2022	EGP300,000	19,264
Egypt (Arab Republic of) 7.50% 20273	$6,800	7,395
Egypt (Arab Republic of) 6.588% 20283	2,500	2,552
Egypt (Arab Republic of) 5.625% 2030	€3,225	3,616
Egypt (Arab Republic of) 8.50% 2047	$10,000	10,554
Ethiopia (Federal Democratic Republic of) 6.625% 2024	27,000	28,415
Gabonese Republic 6.375% 2024	30,200	30,136
Guatemala (Republic of) 4.375% 2027	14,215	14,612
Honduras (Republic of) 8.75% 2020	5,559	5,913
Honduras (Republic of) 6.25% 2027	19,495	20,957
Indonesia (Republic of) 4.875% 2021	19,165	19,884
Indonesia (Republic of) 4.75% 20263	26,740	29,527
Indonesia (Republic of) 6.625% 2037	8,612	11,585
Indonesia (Republic of) 7.75% 2038	8,094	12,081
Indonesia (Republic of) 5.25% 2042	18,644	22,334
Iraq (Republic of) 6.752% 2023	24,200	24,526
Iraq (Republic of) 5.80% 2028	11,845	11,411
Jordan (Hashemite Kingdom of) 6.125% 20263	5,130	5,428
Jordan (Hashemite Kingdom of) 5.75% 20273	21,135	21,908
Kazakhstan (Republic of) 5.125% 20253	9,750	11,073
Kazakhstan (Republic of) 5.125% 2025	5,700	6,474
Kazakhstan (Republic of) 6.50% 20453	7,865	11,443
Kenya (Republic of) 6.875% 2024	15,875	16,901
Kenya (Republic of) 6.875% 20243	5,175	5,509
Kenya (Republic of) 8.25% 20483	29,120	30,621
Nigeria (Republic of) 6.375% 2023	17,825	18,791
Nigeria (Republic of) 6.375% 20233	1,095	1,154
Nigeria (Republic of) 7.625% 2047	15,500	15,171
Oman (Sultanate of) 5.625% 2028	45,000	44,639
Pakistan (Islamic Republic of) 5.50% 20213	9,437	9,488
Pakistan (Islamic Republic of) 5.50% 2021	5,208	5,236
Pakistan (Islamic Republic of) 5.625% 2022	9,000	9,040
Pakistan (Islamic Republic of) 8.25% 2024	7,355	8,032
Pakistan (Islamic Republic of) 8.25% 20253	9,222	10,090
Pakistan (Islamic Republic of) 6.875% 20273	14,600	14,639
Panama (Republic of) 3.75% 20263	20,790	21,705
Panama (Republic of) 4.50% 2047	19,930	23,567
Paraguay (Republic of) 5.00% 2026	5,560	6,137
Paraguay (Republic of) 5.00% 20263	4,475	4,939
Paraguay (Republic of) 4.70% 20273	8,790	9,642
Paraguay (Republic of) 4.70% 2027	5,500	6,033
Peru (Republic of) 6.55% 2037	10,417	15,222
Peru (Republic of) 5.625% 2050	1,240	1,820
Poland (Republic of) 3.25% 2026	12,900	13,775
PT Indonesia Asahan Aluminium Tbk 5.23% 20213	3,045	3,193
PT Indonesia Asahan Aluminium Tbk 6.53% 20283	1,330	1,612
Qatar (State of) 4.50% 20283	45,000	51,527

New World Fund — Page 10 of 13

Bonds, notes & other debt instruments (continued) Bonds & notes of governments & government agencies outside the U.S. (continued)	Principal amount (000)	Value (000)
Republic of Belarus 6.875% 2023	$7,000	$7,541
Romania 2.875% 2029	€18,275	23,227
Romania 5.125% 20483	$20,600	23,815
Russian Federation 6.50% 2024	RUB1,450,000	22,982
Russian Federation 4.375% 20293	$10,000	10,835
Russian Federation 6.90% 2029	RUB975,000	15,777
Russian Federation 5.10% 2035	$18,000	20,743
Saudi Arabia (Kingdom of) 2.375% 20213	1,700	1,705
Saudi Arabia (Kingdom of) 3.25% 20263	6,915	7,163
Saudi Arabia (Kingdom of) 3.625% 20283	12,700	13,388
Senegal (Republic of) 4.75% 2028	€13,200	15,263
Sri Lanka (Democratic Socialist Republic of) 5.75% 2022	$1,900	1,922
Sri Lanka (Democratic Socialist Republic of) 5.875% 2022	14,000	14,182
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025	3,380	3,338
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025	10,530	10,698
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026	16,820	16,962
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028	4,000	3,919
Sri Lanka (Democratic Socialist Republic of) 7.55% 20303	7,500	7,589
Turkey (Republic of) 10.70% 2021	TRY49,500	8,550
Turkey (Republic of) 10.70% 2022	52,700	8,840
Turkey (Republic of) 16.20% 2023	41,300	7,943
Turkey (Republic of) 6.00% 2041	$16,795	15,094
Turkey (Republic of) 5.75% 2047	31,345	26,923
Ukraine Government 7.75% 2027	42,200	45,495
Ukraine Government 7.375% 2032	29,200	30,635
Venezuela (Bolivarian Republic of) 7.00% 20189	870	95
Venezuela (Bolivarian Republic of) 7.75% 20199	15,668	1,704
Venezuela (Bolivarian Republic of) 6.00% 20209	12,912	1,388
Venezuela (Bolivarian Republic of) 12.75% 20229	1,162	126
Venezuela (Bolivarian Republic of) 9.00% 20239	18,851	2,050
Venezuela (Bolivarian Republic of) 8.25% 20249	4,062	442
Venezuela (Bolivarian Republic of) 7.65% 20259	1,741	189
Venezuela (Bolivarian Republic of) 11.75% 20269	870	95
Venezuela (Bolivarian Republic of) 9.25% 20279	2,321	252
Venezuela (Bolivarian Republic of) 9.25% 20289	4,346	473
Venezuela (Bolivarian Republic of) 11.95% 20319	1,449	158
Venezuela (Bolivarian Republic of) 7.00% 20389	1,448	157
		1,279,874
Corporate bonds & notes 0.24% Energy 0.07%
Gazprom OJSC 6.51% 20223	5,410	5,886
Petrobras Global Finance Co. 8.75% 2026	14,800	18,974
Petrobras Global Finance Co. 6.85% 2115	4,340	5,002
		29,862
Utilities 0.05%
Empresas Publicas de Medellin E.S.P. 4.25% 20293	4,980	5,226
State Grid Overseas Investment Ltd. 3.50% 20273	14,225	14,996
		20,222

New World Fund — Page 11 of 13

Bonds, notes & other debt instruments (continued) Corporate bonds & notes (continued) Financials 0.04%	Principal amount (000)	Value (000)
BBVA Bancomer SA 6.50% 20213	$787	$828
HSBK (Europe) BV 7.25% 20213	11,150	11,735
VEB Finance Ltd. 6.902% 2020	5,300	5,449
		18,012
Industrials 0.04%
DP World Crescent 4.848% 20283	11,175	12,209
Lima Metro Line Finance Ltd. 5.875% 20343	3,035	3,563
		15,772
Materials 0.04%
CSN Resources SA 7.625% 2023	14,000	14,509
Total corporate bonds & notes		98,377
Total bonds, notes & other debt instruments (cost: $1,339,861,000)		1,378,251
Short-term securities 8.88% Money market investments 8.67%	Shares
Capital Group Central Cash Fund 1.92%10	36,193,419	3,619,704
Other short-term securities 0.21%	Principal amount (000)
Argentinian Treasury Bills (10.54%)–451.86% due 9/30/2019–7/31/20209	ARS2,729,503	22,265
Egyptian Treasury Bills 13.84%–15.59% due 11/19/2019–3/10/2020	EGP668,400	40,069
Nigerian Treasury Bills 12.40% due 1/9/2020	NGN10,000,000	27,149
		89,483
Total short-term securities (cost: $3,754,417,000)		3,709,187
Total investment securities 100.06% (cost: $31,903,076,000)		41,796,056
Other assets less liabilities (0.06)%		(25,797)
Net assets 100.00%		$41,770,259

Forward currency contracts

Contract amount		Counterparty	Settlement date	Unrealized depreciation at 10/31/2019 (000)
Purchases (000)	Sales (000)
USD48,043	CNH339,829	HSBC Bank	11/27/2019	$(138)

New World Fund — Page 12 of 13

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1	Security did not produce income during the last 12 months.
2	Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities was $546,719,000, which represented 1.31% of the net assets of the fund.
3	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $757,480,000, which represented 1.81% of the net assets of the fund.
4	Represents an affiliated company as defined under the Investment Company Act of 1940.
5	Value determined using significant unobservable inputs.
6	Coupon rate may change periodically.
7	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Most recent payment was 100% cash unless otherwise noted.
8	Step bond; coupon rate may change at a later date.
9	Scheduled interest and/or principal payment was not received.
10	Rate represents the seven-day yield at 10/31/2019.

Key to abbreviations and symbols
ADR = American Depositary Receipts
ARS = Argentine pesos
CAD = Canadian dollars
CDI = CREST Depository Interest
CNH = Chinese yuan renminbi
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
NGN = Nigerian naira
RUB = Russian rubles
TRY = Turkish lira
USD/$ = U.S. dollars

Additional financial disclosures are included in the fund’s current shareholder report and should be read in conjunction with this report.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

American Funds Distributors, Inc., member FINRA.

© 2019 Capital Group. All rights reserved.

MFGEFPX-036-1219O-S73106	New World Fund — Page 13 of 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Investment Portfolio

We have audited the accompanying investment portfolio of New World Fund, Inc. (the “Fund”), as of October 31, 2019, and the related notes (“investment portfolio”) (included in Item 6 of this Form N-CSR). In our opinion, the investment portfolio presents fairly, in all material respects, the investments in securities of the Fund as of October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The investment portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the investment portfolio based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the investment portfolio is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the investment portfolio, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the investment portfolio. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the investment portfolio. We believe that our audit provides a reasonable basis for our opinion.

Costa Mesa, California

December 12, 2019

We have served as the auditor of one or more American Funds investment companies since 1956.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Executive Vice President and Principal Executive Officer

Date: December 31, 2019

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 31, 2019